Summary of Significant Accounting Policies: Net (loss) Income Per Common Share, Policy (Policies)	12 Months Ended
Dec. 31, 2019
Policies
Net (loss) Income Per Common Share, Policy	Net (Loss) Income per Common Share:

Basic net (loss) income per share attributable to common stockholders is computed by dividing net (loss) income by the weighted-average number of common shares outstanding during the period.  Diluted income per share is computed by dividing net income by the weighted-average number of common shares outstanding during the period, including common stock equivalents, such as stock options and warrants using the treasury stock method.  Diluted loss per share is computed by dividing net loss by the weighted-average number of common shares outstanding during the period and excludes the anti-dilutive effects of common stock equivalents.